Exhibit 99.1

QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED JUNE 30, 2019 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and our ability to satisfy conditions to the completion of these arrangements; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended June 30, 2019. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Matthew Ostrower, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports Second Quarter 2019 Operating Results

BEACHWOOD, OHIO, July 29, 2019 /Business Wire/ -- SITE Centers Corp. (NYSE: SITC) today announced operating results for the quarter ended June 30, 2019.

“SITE Centers had another strong quarter, characterized by materially stronger than expected operations and continued leasing momentum,” commented David R. Lukes, president and chief executive officer. “We are now well ahead of plan compared to our original 2019 projections and remain on-track to meet our 5-year business plan targets.”

Results for the Quarter

•

Second quarter net income attributable to common shareholders was $8.9 million, or $0.05 per diluted share, as compared to net loss of $11.7 million, or $0.07 per diluted share, in the year ago-period. The year-over-year increase in net income is primarily attributable to lower transaction costs, interest expense and impairment charges in 2019 partially offset by the dilutive impact of the spin-off of Retail Value Inc. (“RVI”) and lower gain on sale of real estate.

•

Second quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $57.0 million, or $0.31 per diluted share, compared to $90.5 million, or $0.49 per diluted share, in the year ago-period. The year-over-year decrease in OFFO is primarily attributable to the dilutive impact of the spin-off of RVI partially offset by lower interest expense and higher fee income.

Significant Second Quarter and Recent Activity

•

Sold two shopping centers for an aggregate sales price of $37.8 million, totaling $7.3 million at SITE Centers’ share, including $1.2 million from the repayment of the Company’s preferred equity investment in its two joint ventures with Blackstone.

•

In July 2019, amended and restated its $950 million revolving credit facility to extend the maturity date to January 2024 and reduce the overall interest rate. The Company also amended the interest rate applicable to its unsecured term loan and upsized the facility to $100 million from $50 million.

•

Issued the Company’s fifth annual Corporate Responsibility and Sustainability Report (www.sitecenters.com/2018CSR). This report was completed in accordance with the Global Reporting Institute Standards and outlines the company’s sustainability strategies and the progress and achievements of its comprehensive environmental, social and governance platforms.

•	Recognized as a Silver Green Lease Leader at the 2019 BOMA International Conference & Expo by the Institute for Market Transformation and the U.S. Department of Energy’s Better Buildings Alliance.

Key Quarterly Operating Results

•	Reported 5.7% same store net operating income growth on a pro rata basis for the quarter and 3.8% same store net operating income growth on a pro rata basis for the first six months of 2019.
•

Generated new leasing spreads of 7.1% and renewal leasing spreads of 5.1%, both on a pro rata basis, for the quarter and new leasing spreads of 14.9% and renewal leasing spreads of 6.9%, both on a pro rata basis, for the trailing twelve-month period.

•	Reported a leased rate of 93.9% at June 30, 2019 on a pro rata basis, compared to 93.1% at June 30, 2018.
•	Annualized base rent per occupied square foot on a pro rata basis was $17.98 at June 30, 2019, compared to $17.36 at June 30, 2018.

Guidance

The Company has updated its 2019 full year guidance for net income attributable to common shareholders and Operating FFO per share to include the impact of the second quarter operating results.  Disposition and refinancing fees from RVI as well as mark-to-market adjustments of equity awards are excluded from guidance.  The guidance update is as follows:

Reconciliation of Net Income Attributable to Common Shareholders to FFO and Operating FFO estimates:

	FY2019E (prior) Per Share – Diluted	FY2019E (revised) Per Share – Diluted
Net income attributable to common shareholders	$0.25 – $0.30	$0.25 – $0.30
Depreciation and amortization of real estate	0.83 – 0.85	0.83 – 0.87
Equity in net (income) of JVs	(0.02)	(0.04)
JVs' FFO	0.14 – 0.16	0.15 – 0.18
Gain on disposition of real estate (six months actual)	(0.09)	(0.09)
Impairment of real estate / reserve of preferred equity interests (six months actual)	0.01	0.04
FFO (NAREIT) and Operating FFO	$1.14 – $1.19	$1.18 – $1.22

Other key assumptions for 2019 guidance include:

	FY2019E (prior)	FY2019E (revised)
SSNOI	1.25% – 2.00%	2.25% – 3.25%
RVI fee income (excluding disposition/refinancing fees)	$22 – $24 million	$21 – $23 million
Joint Venture fee income	$21 – $25 million	$23 – $27 million
Interest income	$14 – $17 million	$14 – $17 million
General & administrative expenses	$61 million	$60 million

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at https://www.sitecenters.com.  To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 9:00 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 3093194 at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at ir.sitecenters.com for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

In December 2018, the National Association of Real Estate Investment Trusts (“NAREIT”) issued NAREIT Funds From Operations White Paper - 2018 Restatement (“2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but to clarify existing guidance and to consolidate into a single document alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002. The 2018 FFO White Paper was effective starting with first quarter 2019 reporting. The changes to the Company’s calculation of FFO resulting from the adoption of the 2018 FFO White Paper relate to the exclusion of gains or losses on the sale of land as well as related impairments, gains or losses from changes in control and the reserve adjustment of preferred equity interests. The Company adopted changes in its calculation in 2019 on a retrospective basis.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-

controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, mark-to-market adjustments of equity awards, hurricane-related activity, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income in excess of lost rent, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).  SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.  Reconciliation of 2019 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and our ability to satisfy conditions to the completion of these arrangements; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended June 30, 2019. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement:  Consolidated Interests

	in thousands, except per share
		2Q19	2Q18	6M19	6M18
	Revenues:
	Rental income (1)	$112,274	$200,002	$224,495	$403,768
	Other property revenues	1,177	1,219	2,646	2,410
	Business interruption income	0	3,100	0	5,100
		113,451	204,321	227,141	411,278
	Expenses:
	Operating and maintenance (2)	18,743	34,060	37,584	67,087
	Real estate taxes	17,798	30,478	35,541	62,501
		36,541	64,538	73,125	129,588

	Net operating income	76,910	139,783	154,016	281,690

	Other income (expense):
	Fee income (3)	15,206	7,195	32,538	15,306
	Interest income	4,521	5,016	9,042	10,357
	Interest expense	(21,087)	(44,913)	(42,813)	(88,953)
	Depreciation and amortization	(40,060)	(72,462)	(82,668)	(146,886)
	General and administrative	(14,932)	(17,276)	(29,044)	(30,121)
	Other income (expense), net (4)	(85)	(36,255)	68	(97,862)
	Impairment charges	0	(18,060)	(620)	(48,504)
	Hurricane property loss	0	(224)	0	(974)
	Income (loss) before earnings from JVs and other	20,473	(37,196)	40,519	(105,947)

	Equity in net income of JVs	1,791	3,821	2,834	12,607
	(Reserve) adjustment of preferred equity interests	(4,634)	1,625	(5,733)	(2,336)
	Gain on disposition of real estate, net	213	29,508	16,590	39,519
	Tax expense	(306)	(391)	(578)	(373)
	Net income (loss)	17,537	(2,633)	53,632	(56,530)
	Non-controlling interests	(260)	(696)	(565)	(952)
	Net income (loss) SITE Centers	17,277	(3,329)	53,067	(57,482)
	Preferred dividends	(8,383)	(8,383)	(16,766)	(16,766)
	Net income (loss) Common Shareholders	$8,894	($11,712)	$36,301	($74,248)

	Weighted average shares – Basic – EPS	180,551	184,634	180,548	184,595
	Assumed conversion of diluted securities	658	0	826	0
	Weighted average shares – Basic & Diluted – EPS	181,209	184,634	181,374	184,595

	Earnings per common share – Basic	$0.05	$(0.07)	$0.20	$(0.41)
	Earnings per common share – Diluted	$0.05	$(0.07)	$0.20	$(0.41)

	Rental income:
(1)	Minimum rents	$74,877	$132,077	$149,838	268,995
	Ground lease minimum rents	5,023	9,601	10,041	19,570
	Percentage and overage rent	910	1,453	2,286	3,261
	Recoveries	27,987	50,558	55,448	101,912
	Lease termination fees	30	2,695	2,617	3,216
	Ancillary and other rental income	2,679	3,618	3,938	6,814
	Bad debt	768	N/A	327	N/A

(2)	Bad debt (prior to adoption of Topic 842)	N/A	(198)	N/A	(101)

(3)	Fee Income:
	JV and other fees	7,245	7,195	15,122	15,306
	RVI fees	6,446	0	13,002	0
	RVI disposition fees	1,515	0	2,614	0
	RVI refinancing fee	0	0	1,800	0

(4)	Other income (expense), net
	Transaction costs - spin-off	0	(31,431)	0	(36,516)
	Transaction and other expense, net	1	(2,856)	164	(2,946)
	Debt extinguishment costs, net	(86)	(1,968)	(96)	(58,400)

SITE Centers Corp.

Reconciliation: Net Income (Loss) to FFO and Operating FFO

and Other Financial Information

in thousands, except per share
	2Q19	2Q18	6M19	6M18
Net income (loss) attributable to Common Shareholders	$8,894	($11,712)	$36,301	($74,248)
Depreciation and amortization of real estate	38,638	70,895	79,595	143,755
Equity in net income of JVs	(1,791)	(3,821)	(2,834)	(12,607)
JVs' FFO	7,696	6,641	15,671	13,811
Non-controlling interests	28	506	56	559
Impairment of real estate	0	18,060	620	48,504
Reserve (adjustment) of preferred equity interests	4,634	(1,625)	5,733	2,336
Gain on disposition of real estate, net	(213)	(29,508)	(16,590)	(39,519)
FFO attributable to Common Shareholders	$57,886	$49,436	$118,552	$82,591
RVI disposition and refinancing fees	(1,515)	0	(4,414)	0
Mark-to-market adjustment (PRSUs)	501	0	1,400	0
Hurricane property loss, net	0	(89)	0	2,445
Separation charges	0	4,641	0	4,641
Debt extinguishment, transaction, net	99	36,255	121	97,862
Joint ventures - debt extinguishment, other	32	249	46	703
Total non-operating items, net	(883)	41,056	(2,847)	105,651
Operating FFO attributable to Common Shareholders	$57,003	$90,492	$115,705	$188,242

Weighted average shares & units – Basic: FFO & OFFO	180,693	184,786	180,691	184,760
Assumed conversion of dilutive securities	658	6	826	7
Weighted average shares & units – Diluted: FFO & OFFO	181,351	184,792	181,517	184,767

FFO per share – Basic	$0.32	$0.27	$0.66	$0.45
FFO per share – Diluted	$0.32	$0.27	$0.65	$0.45
Operating FFO per share – Basic	$0.32	$0.49	$0.64	$1.02
Operating FFO per share – Diluted	$0.31	$0.49	$0.64	$1.02
Common stock dividends declared, per share	$0.20	$0.38	$0.40	$0.76

Capital expenditures (SITE Centers share):
Development and redevelopment costs	14,537	13,043	21,387	33,517
Maintenance capital expenditures	4,429	3,049	5,827	3,570
Tenant allowances and landlord work	6,696	10,460	15,006	19,878
Leasing commissions	1,240	943	2,083	1,840
Construction administrative costs (capitalized)	934	1,191	1,560	2,561

Certain non-cash items (SITE Centers share):
Straight-line rent	516	277	832	(91)
Straight-line fixed CAM	185	0	385	0
Amortization of (above)/below-market rent, net	1,074	(1,317)	2,270	526
Straight-line ground rent expense	(415)	(25)	(835)	(76)
Debt fair value and loan cost amortization	(1,140)	(2,801)	(2,262)	(5,274)
Capitalized interest expense	279	345	550	668
Stock compensation expense	(2,713)	(1,392)	(5,467)	(3,084)
Non-real estate depreciation expense	(1,372)	(1,525)	(2,930)	(3,048)

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		2Q19	4Q18
	Assets:
	Land	$861,438	$873,548
	Buildings	3,217,382	3,251,030
	Fixtures and tenant improvements	461,187	448,371
		4,540,007	4,572,949
	Depreciation	(1,231,448)	(1,172,357)
		3,308,559	3,400,592
	Construction in progress and land	72,124	54,917
	Real estate, net	3,380,683	3,455,509

	Investments in and advances to JVs	170,568	139,732
	Investment in and advances to affiliate (1)	223,759	223,985
	Receivable – preferred equity interests, net	170,313	189,891
	Cash	9,421	11,087
	Restricted cash	1,744	2,563
	Notes receivable	19,670	19,675
	Receivables and straight-line (2)	63,935	67,335
	Intangible assets, net (3)	84,093	77,419
	Other assets, net	18,556	19,135
	Total Assets	4,142,742	4,206,331

	Liabilities and Equity:
	Revolving credit facilities	75,000	100,000
	Unsecured debt	1,646,985	1,646,007
	Unsecured term loan	49,698	49,655
	Secured debt	87,192	88,743
		1,858,875	1,884,405
	Dividends payable	44,641	45,262
	Other liabilities (4)	211,975	203,662
	Total Liabilities	2,115,491	2,133,329

	Preferred shares	525,000	525,000
	Common shares	18,472	18,471
	Paid-in capital	5,546,407	5,544,220
	Distributions in excess of net income	(4,016,360)	(3,980,151)
	Deferred compensation	8,046	8,193
	Other comprehensive income	(769)	(1,381)
	Common shares in treasury at cost	(56,659)	(44,278)
	Non-controlling interests	3,114	2,928
	Total Equity	2,027,251	2,073,002

	Total Liabilities and Equity	$4,142,742	$4,206,331

(1)	Preferred investment in RVI	$190,000	$190,000
	Receivable from RVI	33,759	33,985

(2)	Straight-line rents receivable	31,041	31,098

(3)	Operating lease right of use assets (related to adoption of Topic 842)	21,961	0

(4)	Operating lease liabilities (related to adoption of Topic 842)	40,691	0
	Below-market leases, net	47,621	50,332

SITE Centers Corp.

Reconciliation of Net Income (Loss) Attributable to SITE to Same Store NOI (1)

$ in thousands
			At SITE Centers Share (Non-GAAP)
	2Q19	2Q18	2Q19	2Q18
GAAP Reconciliation:
Net income (loss) attributable to SITE Centers	$17,277	($3,329)	$17,277	($3,329)
Fee income	(15,206)	(7,195)	(15,206)	(7,195)
Interest income	(4,521)	(5,016)	(4,521)	(5,016)
Interest expense	21,087	44,913	21,087	44,913
Depreciation and amortization	40,060	72,462	40,060	72,462
General and administrative	14,932	17,276	14,932	17,276
Other expense, net	85	36,255	85	36,255
Impairment charges	0	18,060	0	18,060
Hurricane property loss	0	224	0	224
Equity in net income of joint ventures	(1,791)	(3,821)	(1,791)	(3,821)
Reserve (adjustment) of preferred equity interests	4,634	(1,625)	4,634	(1,625)
Tax expense	306	391	306	391
Gain on disposition of real estate, net	(213)	(29,508)	(213)	(29,508)
Income from non-controlling interests	260	696	260	696
Consolidated NOI	76,910	139,783	76,910	139,783
SITE Centers' consolidated JV	0	0	(434)	(383)
Consolidated NOI, net of non-controlling interests	76,910	139,783	76,476	139,400

Net income from unconsolidated joint ventures	1,153	12,623	1,571	3,529
Interest expense	25,286	24,946	4,395	3,806
Depreciation and amortization	36,969	37,299	6,004	4,957
Impairment charges	0	0	0	0
Preferred share expense	5,484	6,317	274	316
Other expense, net	5,885	6,616	1,026	1,044
Loss (gain) on disposition of real estate, net	321	(12,356)	30	(1,877)
Unconsolidated NOI	75,098	75,445	13,300	11,775

Total Consolidated + Unconsolidated NOI	152,008	215,228	89,776	151,175
Less: Non-Same Store NOI adjustments	(5,605)	(73,499)	(4,882)	(70,858)
Total SSNOI	$146,403	$141,729	$84,894	$80,317

SSNOI % Change	3.3%		5.7%

(1) Excludes major redevelopment activity.

SITE Centers Corp.

Reconciliation of Net Income (Loss) Attributable to SITE to Same Store NOI (1)

$ in thousands
			At SITE Centers Share (Non-GAAP)
	6M19	6M18	6M19	6M18
GAAP Reconciliation:
Net income (loss) attributable to SITE Centers	$53,067	($57,482)	$53,067	($57,482)
Fee income	(32,538)	(15,306)	(32,538)	(15,306)
Interest income	(9,042)	(10,357)	(9,042)	(10,357)
Interest expense	42,813	88,953	42,813	88,953
Depreciation and amortization	82,668	146,886	82,668	146,886
General and administrative	29,044	30,121	29,044	30,121
Other (income) expense, net	(68)	97,862	(68)	97,862
Impairment charges	620	48,504	620	48,504
Hurricane property loss	0	974	0	974
Equity in net income of joint ventures	(2,834)	(12,607)	(2,834)	(12,607)
Reserve of preferred equity interests	5,733	2,336	5,733	2,336
Tax expense	578	373	578	373
Gain on disposition of real estate, net	(16,590)	(39,519)	(16,590)	(39,519)
Income from non-controlling interests	565	952	565	952
Consolidated NOI	154,016	281,690	154,016	281,690
SITE Centers' consolidated JV	0	0	(878)	(782)
Consolidated NOI, net of non-controlling interests	154,016	281,690	153,138	280,908

Net income from unconsolidated joint ventures	7,819	36,028	2,345	11,981
Interest expense	50,942	49,189	8,824	7,555
Depreciation and amortization	76,473	76,976	12,171	10,138
Impairment charges	12,267	16,910	2,453	846
Preferred share expense	10,943	12,825	547	641
Other expense, net	11,341	14,037	2,022	2,333
Gain on disposition of real estate, net	(15,645)	(50,376)	(1,525)	(9,325)
Unconsolidated NOI	154,140	155,589	26,837	24,169

Total Consolidated + Unconsolidated NOI	308,156	437,279	179,975	305,077
Less: Non-Same Store NOI adjustments	(19,158)	(154,835)	(13,746)	(144,916)
Total SSNOI	$288,998	$282,444	$166,229	$160,161

SSNOI % Change	2.3%		3.8%

(1) Excludes major redevelopment activity.

SITE Centers Corp.

Portfolio Summary

GLA in thousands
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Shopping Center Count
Operating Centers - 100%	171	173	177	182	193
Wholly Owned	68	69	70	78	78
JV Portfolio	103	104	107	104	115

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	23,833	23,985	23,942	26,632	26,763
Wholly Owned	19,646	19,726	19,616	22,867	22,884
JV Portfolio - Pro Rata Share	4,187	4,259	4,326	3,765	3,879
Unowned - 100%	15,332	15,742	16,311	16,578	17,973

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$17.98	$17.92	$17.86	$17.47	$17.36
Base Rent PSF < 10K	$27.84	$27.68	$27.58	$27.23	$27.31
Base Rent PSF > 10K	$15.21	$15.15	$15.10	$14.74	$14.68
Commenced Rate	90.0%	89.4%	90.1%	90.6%	91.0%
Leased Rate	93.9%	93.0%	92.7%	92.7%	93.1%
Leased Rate < 10K SF	88.9%	89.4%	89.1%	90.3%	90.2%
Leased Rate > 10K SF	95.3%	94.0%	93.8%	93.4%	94.0%

Wholly Owned SITE
Base Rent PSF	$18.53	$18.48	$18.41	$17.83	$17.72
Leased Rate	94.0%	93.0%	92.6%	92.6%	93.2%
Leased Rate < 10K SF	89.3%	90.0%	89.5%	91.0%	91.2%
Leased Rate > 10K SF	95.3%	93.8%	93.5%	93.0%	93.7%

Joint Venture at Pro Rata Share
Base Rent PSF	$15.55	$15.45	$15.46	$15.29	$15.23
Leased Rate	93.4%	93.0%	93.4%	93.0%	92.8%
Leased Rate < 10K SF	87.1%	87.0%	87.6%	86.5%	85.3%
Leased Rate > 10K SF	95.6%	95.1%	95.4%	95.4%	95.6%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	84.4%	84.0%	86.0%	87.7%	87.3%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	15.6%	16.0%	14.0%	12.3%	12.7%

SITE SSNOI at share	5.7%	2.0%	2.1%	2.2%	1.4%

TTM Total Leasing - at pro rata share (GLA in 000's)	3,591	3,873	3,808	3,942	3,501
TTM Blended New and Renewal Rent Spreads - at pro rata share	7.9%	8.6%	8.2%	8.7%	8.4%

Note: Prior periods have been adjusted to only reflect SITE property and tenant statistics; RVI information for all periods prior to 7/1/18 has been removed.

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	June 30, 2019	December 31, 2018	December 31, 2017
Capital Structure
Market Value Per Share	$13.24	$11.07	$17.92

Common Shares Outstanding	180,558	181,657	184,237
Operating Partnership Units	141	141	186
Total Outstanding Common Shares	180,699	181,798	184,423

Common Shares Equity	$2,392,456	$2,012,502	$3,304,857

Perpetual Preferred Stock - Class J	200,000	200,000	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$525,000	$525,000	$525,000

Unsecured Credit Facilities	75,000	100,000	0
Unsecured Term Loan	50,000	50,000	400,000
Unsecured Notes Payable	1,655,922	1,655,687	2,827,052
Mortgage Debt (includes JVs at SITE share)	386,812	440,405	988,740
Total Debt (includes JVs at SITE share)	2,167,734	2,246,092	4,215,792
Less: Cash (including restricted cash)	11,165	13,650	94,724
Net Debt	$2,156,569	$2,232,442	$4,121,068

Total Market Capitalization	$5,074,025	$4,769,944	$7,950,925

Leverage / Public Debt Covenants
Consolidated Net Effective Debt	1,847,226	1,870,363	3,763,739
Consolidated Adjusted EBITDA - annualized	357,984	378,488	622,576
Consolidated Net Debt / Adjusted EBITDA (1)	5.2X	4.9X	6.0X

Pro-Rata Net Effective Debt	2,143,451	2,218,568	4,102,455
Pro-Rata Adjusted EBITDA - annualized	376,704	395,324	637,736
Pro-Rata Net Debt / Adjusted EBITDA (1)	5.7X	5.6X	6.4X

Outstanding Debt & Obligations	1,880,543	1,909,399	3,884,947
Undepreciated Real Estate Assets	5,176,772	5,181,474	8,631,815
Total Debt to Real Estate Assets Ratio	36%	37%	45%
Covenant	65%	65%	65%

Secured Debt & Obligations	86,374	87,467	640,553
Total Assets	5,369,491	5,372,921	9,115,651
Secured Debt to Assets Ratio	2%	2%	7%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,424,046	4,439,863	6,973,787
Unsecured Debt & Obligations	1,794,169	1,821,932	3,244,394
Unencumbered Assets to Unsecured Debt	247%	244%	215%
Covenant	135%	135%	135%

Net Income Available for Debt Service	340,435	370,272	560,295
Maximum Annual Service Charge	100,497	149,201	217,754
Fixed Charge Coverage Ratio	3.4X	2.5X	2.6X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses (2)	350,248	453,329	623,575
Fixed Charge Coverage Ratio Excluding Other Expenses (2)	3.5X	3.0X	2.9X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB- (Positive)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(2) Other Expenses include Debt Extinguishment Costs and RVI transaction costs.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100% (2)			Same Store at SITE Share (2)
SITE at share	2Q19	2Q18	Change	2Q19	2Q18	Change

Leased rate	93.6%	93.6%	(0.0%)	94.1%	93.8%	0.3%
Commenced rate	91.1%	91.7%	(0.6%)	91.4%	91.6%	(0.2%)

Revenues:
Minimum rents	$149,849	$148,467		$85,248	$84,079
Recoveries	50,081	47,955		29,602	27,707
Percentage and overage rent	1,333	1,237		935	758
Ancillary and other rental income	3,931	1,884		2,911	1,092
Bad debt	171	(193)		383	(119)
	205,365	199,350	3.0%	119,079	113,517	4.9%
Expenses:
Operating and maintenance	(28,178)	(27,713)		(15,776)	(15,508)
Real estate taxes	(30,784)	(29,908)		(18,409)	(17,692)
	(58,962)	(57,621)	2.3%	(34,185)	(33,200)	3.0%
Total SSNOI	$146,403	$141,729	3.3%	$84,894	$80,317	5.7%

Non-Same Store NOI	5,605	73,499		4,882	70,858
Total Consolidated + Unconsolidated NOI	$152,008	$215,228		$89,776	$151,175

SSNOI Operating Margin	71.3%	71.1%		71.3%	70.8%
SSNOI Recovery Rate	84.9%	83.2%		86.6%	83.5%

$ in thousands

	YTD Same Store at 100% (2)			YTD Same Store at SITE Share (2)
YTD SITE at share	6M19	6M18	Change	6M19	6M18	Change

Leased rate	93.6%	93.6%	(0.0%)	94.1%	93.8%	0.3%
Commenced rate	91.1%	91.7%	(0.6%)	91.4%	91.6%	(0.2%)

Revenues:
Minimum rents	$299,273	$296,138		$169,868	$167,321
Recoveries	98,198	94,475		58,116	54,674
Percentage and overage rents	2,676	2,243		2,022	1,477
Ancillary and other rental income	6,236	3,653		4,205	2,072
Bad debt	(631)	(854)		122	(319)
	405,752	395,655	2.6%	234,333	225,225	4.0%
Expenses:
Operating and maintenance	(55,154)	(53,223)		(31,260)	(29,647)
Real estate taxes	(61,600)	(59,988)		(36,844)	(35,417)
	(116,754)	(113,211)	3.1%	(68,104)	(65,064)	4.7%
Total SSNOI	$288,998	$282,444	2.3%	$166,229	$160,161	3.8%

Non-Same Store NOI (3)	19,158	154,835		13,746	144,916
Total Consolidated + Unconsolidated NOI	$308,156	$437,279		$179,975	$305,077

SSNOI Operating Margin	71.2%	71.4%		70.9%	71.1%
SSNOI Recovery Rate	84.1%	83.5%		85.3%	84.0%

(1) See calculation definition in the Non-GAAP Measures section.
(2) The Company adopted Topic 842, Leases in the first quarter. All prior periods have been restated to conform to the 2019 presentation.
(3) See Investments section for detail on major redevelopment activity. Represents 7.6% of YTD19 total NOI at SITE share.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q19	33	124,738	$20.09	$18.76	7.1%	8.2	60	219,838	$19.06	8.6
1Q19	26	101,757	$19.84	$16.10	23.2%	9.3	53	254,655	$18.89	9.7
4Q18	22	55,466	$17.61	$15.45	14.0%	9.4	57	277,645	$18.62	9.5
3Q18	28	46,364	$27.39	$22.72	20.6%	7.6	63	272,199	$24.65	13.5
	109	328,325	$20.62	$17.94	14.9%	8.6	233	1,024,337	$20.38	10.6

Renewals
2Q19	95	653,418	$17.10	$16.27	5.1%	5.1	95	653,418	$17.10	5.1
1Q19	115	440,461	$17.15	$15.90	7.9%	5.5	115	440,461	$17.15	5.5
4Q18	86	392,009	$16.02	$15.22	5.3%	5.1	86	392,009	$16.02	5.1
3Q18	164	1,080,853	$16.86	$15.58	8.2%	6.1	164	1,080,853	$16.86	6.1
	460	2,566,741	$16.84	$15.76	6.9%	5.6	460	2,566,741	$16.84	5.6

New + Renewals
2Q19	128	778,156	$17.58	$16.67	5.5%	5.7	155	873,256	$17.59	6.1
1Q19	141	542,218	$17.65	$15.94	10.7%	6.3	168	695,116	$17.79	7.1
4Q18	108	447,475	$16.22	$15.25	6.4%	5.7	143	669,654	$17.10	7.1
3Q18	192	1,127,217	$17.29	$15.87	8.9%	6.2	227	1,353,052	$18.43	8.1
	569	2,895,066	$17.27	$16.00	7.9%	6.0	693	3,591,078	$17.85	7.2

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
2Q19	193,568	$19.92	$2.31	$4.90	$0.80	$8.01	$11.91	8.4	65%	35%
1Q19	199,059	$19.87	$3.17	$2.10	$0.60	$5.87	$14.00	9.6	65%	35%
4Q18	120,266	$22.49	$3.65	$3.61	$0.63	$7.89	$14.60	8.8	66%	34%
3Q18	143,178	$21.58	$3.76	$2.31	$0.54	$6.61	$14.97	8.3	48%	52%
	656,071	$20.74	$3.14	$3.21	$0.65	$7.00	$13.74	8.8	61%	39%

Renewals
2Q19	653,418	$17.21	$0.03	$0.00	$0.01	$0.04	$17.17	5.1	85%	15%
1Q19	440,461	$17.41	$0.37	$0.00	$0.01	$0.38	$17.03	5.5	71%	29%
4Q18	392,009	$16.30	$0.04	$0.00	$0.00	$0.04	$16.26	5.1	84%	16%
3Q18	1,080,853	$17.19	$0.76	$0.01	$0.00	$0.77	$16.42	6.1	84%	16%
	2,566,741	$17.10	$0.42	$0.00	$0.00	$0.42	$16.68	5.6	82%	18%

New + Renewals
2Q19	846,986	$17.83	$0.76	$1.58	$0.26	$2.60	$15.23	5.9	81%	19%
1Q19	639,520	$18.18	$1.59	$0.92	$0.27	$2.78	$15.40	6.8	69%	31%
4Q18	512,275	$17.75	$1.26	$1.22	$0.22	$2.70	$15.05	6.2	80%	20%
3Q18	1,224,031	$17.70	$1.21	$0.36	$0.08	$1.65	$16.05	6.4	80%	20%
	3,222,812	$17.84	$1.19	$0.91	$0.19	$2.29	$15.55	6.3	78%	22%

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	43	33	76	$20,566	5.7%	$28,649	1,507	6.3%	2,290	A+/A2/NR
2	Bed Bath & Beyond (2)	28	23	51	12,265	3.4%	19,393	899	3.8%	1,440	BB+/Baa3/NR
3	Dick's Sporting Goods (3)	12	15	27	10,054	2.8%	17,955	641	2.7%	1,318	NR
4	PetSmart	23	23	46	9,957	2.8%	16,086	592	2.5%	1,014	B-/Caa1/NR
5	Michaels	20	20	40	8,235	2.3%	12,937	560	2.3%	953	BB-/NR/NR
6	Ulta	24	20	44	7,305	2.0%	11,134	284	1.2%	466	NR
7	Best Buy	8	10	18	7,155	2.0%	12,392	438	1.8%	793	BBB/Baa1/BBB
8	AMC Theatres	2	8	10	7,104	2.0%	16,889	294	1.2%	771	B/B2/NR
9	Gap (4)	18	22	40	6,894	1.9%	11,143	368	1.5%	633	BB+/Baa2/NR
10	Ross Stores (5)	15	33	48	6,749	1.9%	15,359	596	2.5%	1,391	A-/A3/NR
11	Nordstrom Rack	9	2	11	6,342	1.8%	7,566	333	1.4%	397	BBB+/Baa1/BBB+
12	Kroger (6)	6	8	14	6,318	1.8%	9,020	470	2.0%	823	BBB/Baa1/NR
13	Kohl's	6	12	18	6,098	1.7%	12,965	718	3.0%	1,571	BBB/Baa2/BBB
14	Barnes & Noble	9	9	18	5,838	1.6%	8,963	271	1.1%	452	NR
15	Whole Foods	3	2	5	4,938	1.4%	5,679	208	0.9%	259	A+/A3/NR
16	Petco	13	10	23	4,096	1.1%	6,266	202	0.8%	315	CCC+/B3/NR
17	Office Depot (7)	12	12	24	4,027	1.1%	7,008	298	1.3%	512	B/Ba3/NR
18	DSW	10	8	18	3,935	1.1%	6,003	240	1.0%	388	NR
19	Five Below	18	21	39	3,790	1.0%	6,408	193	0.8%	338	NR
20	Jo-Ann	9	9	18	3,748	1.0%	5,903	332	1.4%	570	B/B2/NR
21	Ascena (8)	23	16	39	3,722	1.0%	5,247	163	0.7%	239	CCC+/B3/NR
22	Party City	13	12	25	3,568	1.0%	5,863	182	0.8%	317	NR
23	Home Depot	4	3	7	3,530	1.0%	5,025	455	1.9%	813	A/A2/A
24	LA Fitness	4	1	5	3,364	0.9%	3,951	189	0.8%	220	NR
25	Pier 1 Imports	9	16	25	3,333	0.9%	5,979	130	0.5%	261	CCC-/NR/NR
26	Burlington	3	7	10	3,250	0.9%	6,329	210	0.9%	577	BB+/NR/BB+
27	Cinemark	2	3	5	3,249	0.9%	5,154	209	0.9%	326	BB/NR/NR
28	Regal Cinemas	3	1	4	3,127	0.9%	5,227	150	0.6%	220	NR
29	Staples	7	13	20	3,122	0.9%	5,820	205	0.9%	410	B+/B1/NR
30	Dollar Tree Stores	17	22	39	2,744	0.8%	4,869	234	1.0%	417	BBB-/Baa3/NR
31	Hobby Lobby	5	3	8	2,499	0.7%	3,669	289	1.2%	424	NR
32	Giant Eagle	2	2	4	2,378	0.7%	4,247	203	0.9%	369	NR
33	Publix	2	20	22	2,304	0.6%	9,743	264	1.1%	1,065	NR
34	24 Hour Fitness	3	1	4	2,243	0.6%	3,863	105	0.4%	189	B/NR/NR
35	Macy's (9)	4	0	4	2,224	0.6%	2,224	183	0.8%	183	BBB-/Baa3/BBB
36	Mattress Firm	14	13	27	2,177	0.6%	3,562	69	0.3%	123	NR
37	Famous Footwear	11	8	19	2,152	0.6%	3,188	104	0.4%	155	BB/Ba2/NR
38	Total Wine & More	4	4	8	2,142	0.6%	3,261	104	0.4%	163	NR
39	Lowe's	2	3	5	2,012	0.6%	4,375	342	1.4%	662	BBB+/Baa1/NR
40	Carter's Childrenswear	14	14	28	2,000	0.6%	2,993	70	0.3%	112	BB+/NR/NR
41	Tailored Brands (10)	11	9	20	1,948	0.5%	3,093	71	0.3%	124	B+/NR/NR
42	Ahold Delhaize (11)	1	6	7	1,932	0.5%	5,627	119	0.5%	385	BBB/Baa1/BBB+
43	AT&T	15	20	35	1,931	0.5%	3,244	56	0.2%	99	BBB/Baa2/A-
44	Target	3	2	5	1,840	0.5%	2,369	509	2.1%	703	A/A2/A-
45	L Brands (12)	12	13	25	1,665	0.5%	2,583	57	0.2%	90	BB/Ba1/NR
46	Panera	9	10	19	1,621	0.4%	2,749	53	0.2%	93	NR
47	Signet Jewelers (13)	11	5	16	1,571	0.4%	1,830	42	0.2%	52	BB/NR/BB-
48	Darden (14)	8	4	12	1,553	0.4%	2,123	64	0.3%	90	BBB/Baa2/BBB
49	Kirkland's	8	5	13	1,545	0.4%	1,964	77	0.3%	106	NR
50	Shoprite	1	1	2	1,442	0.4%	2,260	79	0.3%	136	NR
	Top 50 Total	513	537	1,050	$217,602	60.3%	$360,149	14,431	60.6%	25,817
	Total Portfolio				$361,007	100.0%	$613,930	23,833	100.0%	43,317

(1) T.J. Maxx (21) / Marshalls (30) / HomeGoods (19) / Sierra Trading (3) / HomeSense (2) / Combo Store (1)							(8) Ann Taylor (3)/ Catherine's (2) /Dress Barn (11) /Justice (10) /Lane Bryant (10) /Maurice's (3)
(2) Bed Bath (25) / World Market (16) / buybuy Baby (9) / CTS (1)							(9) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(3) Dick's Sporting Goods (24) / Golf Galaxy (3)							(10) Men's Wearhouse (13) / Jos. A. Bank (6) / K&G Fashion Superstore (1)
(4) Gap (3) / Old Navy (34) / Banana Republic (2) / Janie & Jack (1)							(11) Stop & Shop (4) / Food Lion (2) / Martin's (1)
(5) Ross Dress For Less (46) / dd's Discounts (2)							(12) Bath & Body Works (21) / Victoria's Secret (4)
(6) Kroger (9) / Harris Teeter (3) / King Soopers (1) / Mariano's (1)							(13) Kay Jewelers (10) / Jared (4) / Zales (2)
(7) Office Depot (12) / OfficeMax (12)							(14) Longhorn Steakhouse (7) / Olive Garden (4) / Bahama Breeze (1)

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	0	$0.00	0.0%	51	71	$1,840	$25.92	1.6%	51	71	$1,840	$25.92	0.5%
2019	16	426	4,483	$10.52	2.0%	124	148	4,243	$28.67	3.7%	140	574	8,726	$15.20	2.6%
2020	89	1,143	17,290	$15.13	7.8%	402	559	14,396	$25.75	12.6%	491	1,702	31,686	$18.62	9.4%
2021	137	2,001	28,551	$14.27	12.8%	444	603	16,272	$26.99	14.2%	581	2,604	44,823	$17.21	13.3%
2022	145	2,437	35,980	$14.76	16.2%	435	656	18,049	$27.51	15.8%	580	3,093	54,029	$17.47	16.0%
2023	149	2,470	34,597	$14.01	15.6%	421	654	18,263	$27.93	16.0%	570	3,124	52,860	$16.92	15.7%
2024	141	2,269	31,525	$13.89	14.2%	329	477	13,170	$27.61	11.5%	470	2,746	44,695	$16.28	13.3%
2025	65	1,161	19,253	$16.58	8.7%	113	196	5,584	$28.49	4.9%	178	1,357	24,837	$18.30	7.4%
2026	46	637	9,666	$15.17	4.3%	99	239	7,226	$30.23	6.3%	145	876	16,892	$19.28	5.0%
2027	36	641	12,427	$19.39	5.6%	88	178	5,144	$28.90	4.5%	124	819	17,571	$21.45	5.2%
2028	40	628	9,312	$14.83	4.2%	99	198	5,934	$29.97	5.2%	139	826	15,246	$18.46	4.5%
Thereafter	48	1,008	19,206	$19.05	8.6%	70	154	4,306	$27.96	3.8%	118	1,162	23,512	$20.23	7.0%
Total	912	14,821	$222,290	$15.00	100.0%	2,675	4,133	$114,427	$27.69	100.0%	3,587	18,954	$336,717	$17.76	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	43	60	$1,560	$26.00	1.4%	43	60	$1,560	$26.00	0.5%
2019	6	93	1,049	$11.28	0.5%	91	112	3,017	$26.94	2.6%	97	205	4,066	$19.83	1.2%
2020	25	234	3,596	$15.37	1.6%	242	303	8,031	$26.50	7.0%	267	537	11,627	$21.65	3.5%
2021	19	232	4,308	$18.57	1.9%	281	314	8,800	$28.03	7.7%	300	546	13,108	$24.01	3.9%
2022	26	334	5,617	$16.82	2.5%	232	293	7,967	$27.19	7.0%	258	627	13,584	$21.67	4.0%
2023	15	103	2,463	$23.91	1.1%	255	306	8,224	$26.88	7.2%	270	409	10,687	$26.13	3.2%
2024	21	233	3,581	$15.37	1.6%	208	237	7,195	$30.36	6.3%	229	470	10,776	$22.93	3.2%
2025	22	217	3,280	$15.12	1.5%	149	221	6,123	$27.71	5.4%	171	438	9,403	$21.47	2.8%
2026	22	236	4,900	$20.76	2.2%	134	221	6,472	$29.29	5.7%	156	457	11,372	$24.88	3.4%
2027	25	326	5,803	$17.80	2.6%	166	254	7,896	$31.09	6.9%	191	580	13,699	$23.62	4.1%
2028	39	519	7,140	$13.76	3.2%	165	277	8,237	$29.74	7.2%	204	796	15,377	$19.32	4.6%
Thereafter	692	12,294	180,553	$14.69	81.2%	709	1,535	40,905	$26.65	35.7%	1,401	13,829	221,458	$16.01	65.8%
Total	912	14,821	$222,290	$15.00	100.0%	2,675	4,133	$114,427	$27.69	100.0%	3,587	18,954	$336,717	$17.76	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Redevelopments

$ in thousands
	SITE Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)		8%	$95,556	$20,534	$75,022	$0	$16,284
Redevelopments – Tactical (3)		10%	57,105	29,604	27,501	8,418	21,186
Other (4)		N/A	N/A	21,238	0	0	21,238
Undeveloped land (5)		N/A	N/A	13,417	0	0	13,417
			$152,661	$84,793	$102,523	$8,418	$72,125

Redevelopments – Major

Nassau Park Pavilion (Princeton, NJ)	100%		12,199	8,291	3,908	0	8,291	4Q19	1Q20	Homesense, TJ Maxx, Burlington

The Collection at Brandon Boulevard (Tampa, FL)	100%		27,732	8,246	19,486	0	4,746	4Q19	4Q20	Lucky's, Bealls, Crunch Fitness

1000 Van Ness (San Francisco, CA)	100%		4,810	0	4,810	0	0	1Q20	2Q20	CGV Cinemas

West Bay Plaza (Phase II) (Cleveland, OH)	100%		12,000	137	11,863	0	137	4Q20	2Q22

Shoppers World (Boston, MA)	100%		20,426	1,929	18,497	0	1,929	TBD	TBD

Sandy Plains Village (Atlanta, GA)	100%		8,556	1,166	7,390	0	416	TBD	TBD

Perimeter Pointe (Atlanta, GA)	100%		9,833	765	9,068	0	765	TBD	TBD

			$95,556	$20,534	$75,022	$0	$16,284

(1) Balance is in addition to SITE's pro rata share of joint venture CIP of $6 million.
(2) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(3) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(4) Includes predevelopment and retenanting expenditures.
(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $23 million and cost basis of the headquarters (non-income producing) of $32 million.

SITE Centers Corp.

Dispositions

$ and GLA in thousands
			SITE	Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

01/10/19	Northpoint SC (BRE DDR Retail Holdings III)	Cape Coral, FL	5.0%	112	$17,836	$7,449	$892	$372
01/11/19	Winchester Station (BRE DDR Retail Holdings III)	Winchester, VA	5.0%	183	30,550	15,205	1,528	760
01/15/19	Heritage Square (1)	Monmouth Junction, NJ	0.3%	81	14,700	13,497	44	40
01/16/19	Largo Town Center (Other)	Upper Marlboro, MD	20.0%	277	43,950	0	8,790	0
03/08/19	Vista Village	Vista, CA	100.0%	194	66,200	0	66,200	0
	Preferred equity repayment				12,406		12,406
		1Q 2019 Total		847	$185,642	$36,151	$89,860	$1,172

04/16/19	Westside Centre (TIAA)	Huntsville, AL	15.0%	477	$35,900	$23,625	$5,385	$3,544
06/19/19	North Towne Commons	Toledo, OH	100.0%	80	750	0	750	0
	Preferred equity repayment				1,194		1,194
		2Q 2019 Total		557	$37,844	$23,625	$7,329	$3,544

		Total 2019 YTD		1,404	$223,486	$59,776	$97,189	$4,716

(1) Asset included in the collateral for BRE DDR Retail Holdings IV preferred interest. The Company does not have a material interest, but provides property asset management services.

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$75,000	$75,000	3.60%				$75,000	3.60%
Unsecured Term Loan	50,000	50,000	3.75%				50,000	3.75%
Unsecured Public Debt	1,655,922	1,655,922	4.34%				1,655,922	4.34%
Fixed Rate Mortgage Loans	86,374	76,848	4.76%	$1,130,009	$218,030	4.56%	294,878	4.61%
Variable Rate Mortgage Loans	0	0	0.00%	730,338	91,934	5.25%	91,934	5.25%
Subtotal	$1,867,296	$1,857,770	4.31%	$1,860,347	$309,964	4.77%	$2,167,734	4.37%
Fair Market Value Adjustment	1,051	1,051		4,324	216		1,268
Unamortized Loan Costs, Net	(9,472)	(9,416)		(20,082)	(2,844)		(12,260)
Total	$1,858,875	$1,849,405	4.31%	$1,844,589	$307,336	4.77%	$2,156,742	4.37%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2019	$1,278	$0	$0	$1,278	$1,278	-
2020	1,750	39,934	0	41,685	41,685	4.99%
2021	1,214	42,198	0	43,412	43,412	4.09%
2022	0	0	275,000	275,000	275,000	4.47%
2023	0	0	137,209	137,209	127,683	3.60%
2024	0	0	65,614	65,614	65,614	4.07%
2025	0	0	457,142	457,142	457,142	3.79%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.81%
2028 and beyond	0	0	0	0	0	-
Unsecured debt discount			(4,043)	(4,043)	(4,043)
Total	$4,242	$82,132	$1,780,922	$1,867,296	$1,857,770	4.31%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2019	$2,720	$21,100	$0	$23,820	$4,885	4.73%
2020	5,884	0	0	5,884	1,586	-
2021	5,419	194,062	0	199,481	49,249	5.30%
2022	4,246	729,709	0	733,955	114,227	4.74%
2023	3,821	35,177	0	38,998	2,639	4.26%
2024	2,278	678,008	0	680,286	96,403	4.99%
2025	1,867	0	0	1,867	644	-
2026	1,936	0	0	1,936	668	-
2027	2,009	106,200	0	108,209	16,622	3.89%
2028 and beyond	514	65,397	0	65,911	23,041	3.69%
Total	$30,694	$1,829,653	$0	$1,860,347	$309,964	4.77%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	93.3%	4.4%	70.3%	4.6%	90.0%	4.4%
Variable	6.7%	3.7%	29.7%	5.2%	10.0%	4.3%

Recourse to SITE	95.9%	4.3%	0.0%	0.0%	82.2%	4.3%
Non-recourse to SITE	4.1%	4.8%	100.0%	4.8%	17.8%	4.8%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$75,000	$75,000	09/22	L + 120
Unsecured Revolver ($20m)	0	0	09/22	L + 120
Unsecured Term Loan ($200m)	50,000	50,000	01/23	L + 135
	$125,000	$125,000
Public Debt
Unsecured Notes	201,173	201,173	07/22	4.76%
Unsecured Notes	87,004	87,004	05/23	3.52%
Unsecured Notes	65,471	65,471	08/24	4.07%
Unsecured Notes	455,253	455,253	02/25	3.79%
Unsecured Notes	397,673	397,673	02/26	4.43%
Unsecured Notes	449,348	449,348	06/27	4.81%
	$1,655,922	$1,655,922
Mortgage Debt
Polaris Towne Center, OH	40,550	40,550	04/20	4.99%
Chapel Hills West, CO	10,143	10,143	06/21	3.64%
Chapel Hills East, CO	6,814	6,814	12/21	4.76%
Paradise Village Gateway, AZ (SITE 67%)	28,867	19,341	01/22	4.85%
	$86,374	$76,848

Consolidated Debt Subtotal	$1,867,296	$1,857,770
FMV Adjustment – Assumed Debt	1,051	1,051
Unamortized Loan Costs, Net	(9,472)	(9,416)
Total Consolidated Debt	$1,858,875	$1,849,405

Rate Type
Fixed	$1,742,296	$1,732,770	5.8 years	4.35%
Variable	125,000	125,000	3.3 years	3.66%
	$1,867,296	$1,857,770	5.7 years	4.31%
Perpetual Preferred Stock
Class J	$200,000	$200,000	August 2017 (4)	6.50%
Class K	150,000	150,000	April 2018 (4)	6.25%
Class A	175,000	175,000	June 2022 (4)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Earliest redemption date.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Joint Venture	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
Mortgage Debt
October 2019 Loan Pool (5 assets)	SAU	17,621	3,524	10/19	4.75%
Flat Shoals Crossing, GA	SAU	3,605	721	10/19	4.66%
Sun Center Limited, OH (SITE 79%)	Other	20,081	15,954	05/21	6.14%
RVIP IIIB, Deer Park, IL (SITE 26%)	Other	65,013	16,741	09/21	4.91%
November 2021 Loan Pool (5 assets)	DDRTC	113,609	17,041	11/21	4.89%
January 2022 Loan Pool (3 assets)	BREDDR IV	93,021	4,651	01/22	4.97%
Eastland Center, CA	BREDDR III	90,000	4,500	07/22	3.97%
July 2022 Loan Pool (13 assets)	DDRM	218,730	43,746	07/22	4.21%
July 2022 Loan Pool (15 assets)	DDRM	198,396	39,679	07/22	4.98%
July 2022 Loan Pool (7 assets)	DDRM	95,312	19,062	07/22	5.84%
White Oak Village, VA	BREDDR III	34,250	1,713	09/22	1.95%
Millenia Crossing, FL	BREDDR IV	21,354	1,068	01/23	4.20%
Midtowne Park, SC	BREDDR III	15,736	787	01/23	4.34%
Concourse Village, FL	BREDDR IV	13,435	672	02/24	4.31%
Birkdale Village, NC	DDRTC	79,436	11,915	04/24	4.31%
April 2024 Loan Pool (10 assets)	DTP	364,320	72,864	04/24	4.97%
June 2024 Loan Pool (12 assets)	BREDDR III	230,000	11,500	06/24	5.83%
Overlook at King of Prussia, PA	DDRTC	40,800	6,120	09/27	3.89%
Marketplace at Millcreek, GA	DDRTC	39,600	5,940	09/27	3.88%
Winslow Bay Commons, NC	DDRTC	25,800	3,870	09/27	3.89%
Lennox Town Center Limited, OH (SITE 50%)	Other	39,500	19,750	04/28	3.49%
May 2028 Loan Pool (7 assets)	SAU	40,727	8,145	05/28	4.19%
Unconsolidated Debt Subtotal		$1,860,347	$309,964
FMV Adjustment – Assumed Debt		4,324	216
Unamortized Loan Costs, Net		(20,082)	(2,844)
Total Unconsolidated Debt		$1,844,589	$307,336

Rate Type
Fixed		$1,130,009	$218,030	4.6 years	4.56%
Variable		730,338	91,934	3.1 years	5.25%
		$1,860,347	$309,964	4.2 years	4.77%

(1) Assumes borrower extension options are exercised.
(2) LIBOR subject to a 0.25% floor.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	2Q19	2Q18
Consolidated
Net income (loss) to SITE	$17,277	($3,329)
Interest expense	21,087	44,913
Income tax expense	306	391
Depreciation and amortization	40,060	72,462
Adjustments for non-controlling interests	(178)	(168)
EBITDA – current quarter	78,552	114,269
Impairments	0	18,060
Reserve (adjustment) of preferred equity interest	4,634	(1,625)
Gain on disposition of real estate, net	(213)	(29,508)
EBITDAre – current quarter	82,973	101,196
Separation charges	0	4,641
Equity in net income of JVs	(1,791)	(3,821)
Other expense, net	586	36,255
Hurricane property loss	0	3,011
Business interruption income	0	(3,100)
JV OFFO (at SITE Share)	7,728	6,890
Adjusted EBITDA – current quarter (1)	89,496	145,072
Adjusted EBITDA – annualized	357,984	580,288

Consolidated debt	1,858,875	3,589,749
Partner share of consolidated debt	(9,526)	(9,685)
Loan costs, net	9,472	42,807
Face value adjustments	(1,051)	(2,042)
Cash and restricted cash	(10,544)	(106,174)
Net effective debt	$1,847,226	$3,514,655

Debt/Adjusted EBITDA – Consolidated (2)	5.2x	6.1x

Pro rata including JVs
EBITDAre	88,879	104,016
Adjusted EBITDA – current quarter	94,176	148,915
Adjusted EBITDA – annualized	376,704	595,660

Consolidated net debt	1,847,226	3,514,655
JV debt (at SITE Share)	309,964	324,423
Cash and restricted cash	(13,739)	(13,712)
Net effective debt	$2,143,451	$3,825,366

Debt/Adjusted EBITDA – Pro Rata (2)	5.7x	6.4x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Joint Venture	SITE Own %	Number of Properties		Owned GLA	2Q19 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	SITE Preferred Equity (At 100%)
TIAA-CREF DDRTC	15%	22		7,598	$23,379		$1,315,947	$299,245

Madison International DDRM	20%	35		5,398	14,969		957,192	512,438

Blackstone RE Partners
BREDDR III	5%	14		3,626	10,668		561,245	369,986	$111,820	(3)
BREDDR IV	5%	5		1,120	3,280		174,650	127,811	58,493	(4)

Chinese Institutional Investors DTP	20%	10		3,396	11,331		569,205	364,320

State of Utah SAU	20%	12		976	2,713		134,654	61,953

Various Investors Other	Various	4		1,263	5,031		231,986	124,594
Total		102	(5)	23,377	$71,371		$3,944,879	$1,860,347	$170,313
Property management fees					3,557	(1)
Assets sold in 2Q2019					170	(1)
Net operating income					$75,098	(6)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.  JV NOI was adjusted to reflect the impact of assets sold.

(2) Fair market value of debt adjustment and net unamortized loan costs ($15.8 million or $2.6 million at SITE's Share) are excluded from above.

(3) Amount is net of $71.5 million valuation allowance and $134.3 million of face value repaid through June 30, 2019.  Face value of $183.3 million including accrued interest of $3.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind ("PIK") of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are allocated 52.8% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.

(4) Amount is net of $6.7 million valuation allowance and $20.5 million of face value repaid through June 30, 2019.  Face value of $65.2 million including accrued interest of $1.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are expected to be available to repay the preferred member.  Included in the collateral for the preferred equity interest is 95% of the value of the five joint venture properties and 100% of the value of three properties in which the Company does not have a material interest, but to which SITE provides property asset management services.

(5) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 2Q19		Balance Sheet Pro Rata Adjustments 2Q19
Revenues:		Assets:
Rental Income (2)	$18,217	Land	$156,296
Other income	280	Buildings	435,728
	18,497	Improvements	41,478
Expenses:			633,502
Operating and maintenance	2,693	Depreciation	(167,514)
Real estate taxes	2,504		465,988
	5,197	Construction in progress and land	5,787
Net Operating Income	13,300	Real estate, net	471,775
		Investment in JVs	1,378
Other Income (expense):		Cash and restricted cash	13,726
Fee income	(909)	Receivables, net	6,700
Interest income	(274)	Other assets, net	26,351
Impairment charges	0	Total Assets	$519,930
Interest expense	(4,395)
Depreciation and amortization	(6,004)	Liabilities and Equity:
Other income (expense), net	(117)	Mortgage debt	$307,336
Income before earnings from JVs	1,601	Notes payable to SITE	1,193
Equity in net income of JVs	(1,791)	Other liabilities	21,979
Basis differences of JVs	220	Total Liabilities	330,508
Gain on disposition of real estate	(30)	JVs share of equity	14,539
Net income	$0	Distributions in excess of net income	174,883
		Total Equity	189,422
FFO Reconciliation 2Q19		Total Liabilities and Equity	$519,930
Income before earnings from JVs	$1,601
Depreciation and amortization	6,004
Impairment of real estate	0
Basis differences of JVs	91
FFO at SITE's Ownership Interests	$7,696
OFFO at SITE's Ownership Interests	$7,728

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.

(2) Rental Income:
Minimum rents	$13,800
Percentage rent	67
Recoveries	4,350

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Income Statement
	2Q19	2Q18	6M19	6M18
Revenues:
Rental income (1)	$104,171	$106,376	$210,402	$218,696
Other income	1,409	1,383	4,281	3,588
	105,580	107,759	214,683	222,284
Expenses:
Operating and maintenance	15,654	15,748	30,735	32,269
Real estate taxes	14,828	16,566	29,808	34,426
	30,482	32,314	60,543	66,695

Net operating income	75,098	75,445	154,140	155,589

Other income (expense):
Interest expense	(25,286)	(24,946)	(50,942)	(49,189)
Depreciation and amortization	(36,969)	(37,299)	(76,473)	(76,976)
Impairment charges	0	0	(12,267)	(16,910)
Preferred share expense	(5,484)	(6,317)	(10,943)	(12,825)
Other expense, net	(5,885)	(6,616)	(11,341)	(14,037)
	1,474	267	(7,826)	(14,348)
Gain on disposition of real estate, net	(321)	12,356	15,645	50,376
Net income attributable to unconsolidated JVs	1,153	12,623	7,819	36,028
Depreciation and amortization	36,969	37,299	76,473	76,976
Impairment of real estate	0	0	12,267	16,910
Gain on disposition of real estate, net	321	(12,356)	(15,645)	(50,376)
FFO	$38,443	$37,566	$80,914	$79,538
FFO at SITE's ownership interests	$7,696	$6,641	$15,671	$13,811
Operating FFO at SITE's ownership interests	$7,728	$6,890	$15,717	$14,515

(1) Rental Income:
Minimum rents	$78,866	$79,750	$160,938	$165,024
Percentage rent	456	638	871	987
Recoveries	24,849	25,988	48,593	52,685

Balance Sheet
			At Period End
			2Q19	4Q18
Assets:
Land			$958,904	$1,004,289
Buildings			2,705,984	2,804,027
Improvements			227,616	221,412
			3,892,504	4,029,728
Depreciation			(943,915)	(935,921)
			2,948,589	3,093,807
Construction in progress and land			52,375	56,498
Real estate, net			3,000,964	3,150,305
Cash and restricted cash			84,623	94,111
Receivables, net			38,091	44,702
Other assets, net			175,882	186,693
Total Assets			$3,299,560	$3,475,811

Liabilities and Equity:
Mortgage debt			$1,844,589	$2,212,503
Notes and accrued interest payable to SITE			6,216	5,182
Other liabilities			152,840	161,372
Total Liabilities			2,003,645	2,379,057

Redeemable preferred equity			263,222	274,493
Accumulated equity			1,032,693	822,261
Total Equity			1,295,915	1,096,754
Total Liabilities and Equity			$3,299,560	$3,475,811

SITE Centers Corp.

Top 20 MSA Exposure

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	26	2,770	11.6%	93.1%	$33,764	9.4%	$13.73
2	Chicago-Naperville-Elgin, IL-IN-WI	7	1,292	5.4%	92.5%	27,476	7.6%	$24.25
3	Columbus, OH	8	1,591	6.7%	96.9%	23,625	6.5%	$16.15
4	Boston-Cambridge-Newton, MA-NH	2	1,423	6.0%	94.2%	22,300	6.2%	$25.95
5	Orlando-Kissimmee-Sanford, FL	8	1,242	5.2%	98.4%	21,630	6.0%	$18.49
6	Charlotte-Concord-Gastonia, NC-SC	6	1,455	6.1%	96.6%	20,686	5.7%	$16.04
7	Denver-Aurora-Lakewood, CO	5	1,386	5.8%	90.4%	20,348	5.6%	$18.47
8	Trenton, NJ	2	1,159	4.9%	97.2%	18,919	5.2%	$19.77
9	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,055	4.4%	97.5%	17,579	4.9%	$21.73
10	San Antonio-New Braunfels, TX	3	1,055	4.4%	88.0%	15,749	4.4%	$19.46
11	Los Angeles-Long Beach-Anaheim, CA	4	936	3.9%	94.4%	15,527	4.3%	$22.65
12	Phoenix-Mesa-Scottsdale, AZ	4	878	3.7%	96.9%	14,701	4.1%	$18.40
13	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	518	2.2%	88.4%	9,801	2.7%	$21.22
14	Cincinnati, OH-KY-IN	3	590	2.5%	90.0%	9,299	2.6%	$17.25
15	New York-Newark-Jersey City, NY-NJ-PA	8	557	2.3%	87.5%	8,843	2.4%	$17.78
16	Portland-Vancouver-Hillsboro, OR-WA	2	481	2.0%	97.3%	8,801	2.4%	$19.01
17	Cleveland-Elyria, OH	2	564	2.4%	96.7%	7,032	1.9%	$13.27
18	Tampa-St. Petersburg-Clearwater, FL	8	652	2.7%	88.2%	6,646	1.8%	$15.61
19	Kansas City, MO-KS	2	495	2.1%	85.4%	6,247	1.7%	$14.54
20	Sacramento-Roseville-Arden-Arcade, CA	1	275	1.2%	98.7%	5,939	1.6%	$30.61
	Other	58	3,459	14.5%	94.1%	46,095	12.8%	$15.78
	Total	171	23,833	100.0%	93.9%	$361,007	100.0%	$17.98

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	River Ridge	Birmingham-Hoover, AL	Birmingham	AL	15%	TIAA	172	350	$16.64	Best Buy, Nordstrom Rack, Staples, Target (U)
2	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	688	703	$18.05	AMC Theatres, Best Buy, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
3	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		345	416	$16.52	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Old Navy, Savers (U), Staples, T.J. Maxx
4	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$20.11	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
5	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$18.19	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
6	Shops at Prescott Gateway	Prescott, AZ	Prescott	AZ	5%	BREDDR III	35	35	$29.19	Trader Joe's
7	Silverado Plaza	Tucson, AZ	Tucson	AZ	5%	BREDDR III	78	79	$8.76	Safeway
8	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		212	243	$15.63	Aldi, Kohl's, Michaels
9	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$23.92	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
10	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$22.45	Cinemark, H & M, Nike, Restoration Hardware
11	Eastland Center	Los Angeles-Long Beach-Anaheim, CA	West Covina	CA	5%	BREDDR III	812	912	$14.48	Ashley Furniture HomeStore, Burlington, Dick's Sporting Goods, Hobby Lobby, Marshalls, Pottery Barn Outlet, Ross Dress for Less, Target, Walmart
12	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	289	$22.11	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
13	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
14	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	251	251	$17.13	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
15	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$19.86	The Studio Mix
16	Cornerstar	Denver-Aurora-Lakewood, CO	Aurora	CO	5%	BREDDR III	430	585	$20.24	24 Hour Fitness, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Target (U), Ulta Beauty
17	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$20.99	Cavender's, Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture
18	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		446	541	$13.67	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
19	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		243	260	$19.68	24 Hour Fitness, King Soopers, Marshalls, Michaels, Pier 1 Imports
20	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		232	641	$19.79	Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
21	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		128	128	$16.67	Bed Bath & Beyond, The Fresh Market
22	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.43	A.C. Moore, AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
23	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.24	HomeGoods (U), Stop & Shop, Target (U)
24	Cypress Trace	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	TIAA	277	277	$11.35	Bealls, Beall's Outlet, Ross Dress for Less, Stein Mart
25	Market Square	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	TIAA	119	405	$15.12	American Signature Furniture, Barnes & Noble (U), Cost Plus World Market (U), DSW, Michaels (U), Target (U), Total Wine & More
26	The Forum	Cape Coral-Fort Myers, FL	Fort Myers	FL	5%	BREDDR III	190	458	$16.02	Bed Bath & Beyond, Defy Extreme Air Sports, Home Depot (U), Ross Dress for Less, Staples, Target (U)
27	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.16	Publix
28	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$8.00	Big Lots, Publix
29	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$15.66	Publix
30	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.44	Walmart Neighborhood Market
31	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	5%	BREDDR IV	134	134	$17.13	Ross Dress for Less, T.J. Maxx
32	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$20.28	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
33	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$14.00	Publix
34	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$14.59	Home Depot (U), Jo-Ann, Ross Dress for Less
35	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	108	148	$22.73	LA Fitness (U), The Fresh Market

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
36	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.58	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More
37	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$13.41	Publix, Ross Dress for Less
38	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.21	Beall's Outlet, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
39	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	74	74	$12.49	Aldi
40	Heather Island	Ocala, FL	Ocala	FL	20%	DDRM	71	71	$11.23	Publix
41	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$14.70	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
42	Shoppes of Lake Mary	Orlando-Kissimmee-Sanford, FL	Lake Mary	FL	15%	TIAA	74	246	$24.69	Publix (U), Staples, Target (U)
43	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$12.20	Publix
44	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		313	313	$16.47	Academy Sports, Beall's Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
45	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	5%	BREDDR IV	100	100	$28.60	Nordstrom Rack
46	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	263	263	$11.82	Badcock Home Furniture & More, dd's Discounts, Publix, Ross Dress for Less
47	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.22	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
48	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.95	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
49	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.53	Bealls, Bealls Outlet, Big Lots, Lowe's (U)
50	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$13.96	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
51	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$14.86	buybuy BABY, Lowe's (U), PetSmart
52	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		217	217	$7.70	Chuck E. Cheese's, Kane Furniture
53	Shoppes at Golden Acres	Tampa-St. Petersburg-Clearwater, FL	New Port Richey	FL	20%	DDRM	131	131	$11.36	Publix
54	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$25.54	Publix (U), Target (U)
55	Nature Coast Commons	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	5%	BREDDR III	226	552	$14.66	Aldi, Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
56	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$14.44	Publix, Walmart (U)
57	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$15.89	Bealls, Office Depot (U), Publix
58	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$20.40	Stein Mart
59	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.71	Kroger
60	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.44	Publix
61	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		353	353	$19.68	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
62	Marketplace at Millcreek	Atlanta-Sandy Springs-Roswell, GA	Buford	GA	15%	TIAA	402	533	$14.62	2nd & Charles, Bed Bath & Beyond, Burlington, Costco (U), DSW, Marshalls, Michaels, PetSmart, REI, Ross Dress for Less
63	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$13.59	Publix
64	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$12.69	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
65	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	709	$12.78	ApplianceSmart, Home Depot (U), Lowe's, Michaels, OfficeMax, Walmart (U)
66	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.55	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
67	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$12.08	Kroger
68	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.47	Publix
69	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$9.07	Goodwill
70	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$10.99	Bargain Hunt
71	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$11.01	—
72	Fayette Pavilion	Atlanta-Sandy Springs-Roswell, GA	Fayetteville	GA	15%	TIAA	1,242	1,506	$9.42

Bargain Hunt, Beall's Outlet, Bed Bath & Beyond, Belk, Big Lots, Cinemark, Dick's Sporting Goods, Forever 21, Hobby Lobby, Home Depot (U), Jo-Ann, Kohl's, Marshalls, PetSmart, Publix, Ross Dress for Less, Target (U), Walmart

73	Stonebridge Village	Atlanta-Sandy Springs-Roswell, GA	Flowery Branch	GA	5%	BREDDR III	157	504	$17.63	Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Barrett Pavilion	Atlanta-Sandy Springs-Roswell, GA	Kennesaw	GA	15%	TIAA	459	584	$16.38	AMC Theatres, Best Buy Outlet, buybuy BABY, Jo-Ann, Old Navy, Ozone Billiards, REI, Target (U), Total Wine & More
75	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$12.75	Publix, Ross Dress for Less, Stein Mart
76	Newnan Pavilion	Atlanta-Sandy Springs-Roswell, GA	Newnan	GA	15%	TIAA	468	468	$8.35	Academy Sports, Aldi, Home Depot, Kohl's, PetSmart, Ross Dress for Less, Sky Zone Trampoline Park
77	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$16.90	Movie Tavern
78	Heritage Pavilion	Atlanta-Sandy Springs-Roswell, GA	Smyrna	GA	15%	TIAA	256	256	$14.06	American Signature Furniture, Marshalls, PetSmart, Ross Dress for Less, T.J. Maxx
79	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$11.89	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
80	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$11.42	Publix
81	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	303	$14.34	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
82	Cofer Crossing	Atlanta-Sandy Springs-Roswell, GA	Tucker	GA	20%	DDRM	136	278	$9.05	HomeGoods, Kroger, Walmart (U)
83	Woodstock Square	Atlanta-Sandy Springs-Roswell, GA	Woodstock	GA	15%	TIAA	219	400	$14.58	Kohl's, OfficeMax, Old Navy, Target (U)
84	Glynn Isles	Brunswick, GA	Brunswick	GA	5%	BREDDR III	193	517	$16.25	Ashley Furniture HomeStore (U), Dick's Sporting Goods, Lowe's (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
85	Eisenhower Crossing	Macon-Bibb County, GA	Macon	GA	15%	TIAA	420	722	$9.68	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy (U), Home Depot (U), Kroger, Marshalls, Michaels, Old Navy, Ross Dress for Less, Staples, Target (U)
86	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$34.27	Mariano's, XSport Fitness
87	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$26.79	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
88	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	356	406	$31.76	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
89	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		509	675	$20.56	At Home, Bloomingdale's the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Trader Joe's
90	Village Crossing	Chicago-Naperville-Elgin, IL-IN-WI	Skokie	IL	15%	TIAA	722	722	$17.91	Altitude Trampoline Park, AMC Theatres, Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Jewel-Osco, Michaels, OfficeMax, PetSmart, Tuesday Morning
91	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.25	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
92	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.75	Burlington, Best Buy (U), Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)
93	Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		418	924	$14.74	Cinemark, Dick's Sporting Goods, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
94	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$9.93	Burlington, HomeGoods, Regency Furniture
95	Duvall Village	Washington-Arlington-Alexandria, DC-VA-MD-WV	Bowie	MD	100%		88	88	$20.24	—
96	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	640	$16.51	Costco, Dollar Tree, Home Depot, Michaels, Old Navy, Target, Total Wine & More
97	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		783	783	$25.03	A.C. Moore, AMC Theatres, Barnes & Noble, Best Buy, DSW, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Nordstrom Rack, PetSmart, Sierra Tradding Post, T.J. Maxx
98	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$15.08	Kohl's, Stop & Shop
99	Valley Center	Saginaw, MI	Saginaw	MI	5%	BREDDR III	409	419	$10.38	Barnes & Noble, Burlington, Dick's Sporting Goods, DSW, Michaels, PetSmart, T.J. Maxx
100	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$14.95	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less
101	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$14.45	Micro Center, PetSmart, Target, Trader Joe's
102	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.28	Costco (U), HomeGoods, HomeSense, Target (U)
103	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		78	78	$27.43	Whole Foods
104	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$33.27	Sam's Club (U), Walmart (U)
105	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$22.89	Stop & Shop
106	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$19.83	Dick's Sporting Goods, Target (U)
107	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		292	292	$13.65	buybuy BABY, Dick's Sporting Goods, Home Depot, PetSmart
108	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
109	Crossroads Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Lumberton	NJ	20%	DDRM	100	215	$18.72	Lowe's (U), ShopRite

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
110	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		542	970	$19.10	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
111	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		617	1,125	$17.51	Best Buy, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, Michaels, PetSmart, Raymour & Flanigan, Target (U), Walmart (U), Wegmans
112	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	5%	BREDDR IV	249	249	$12.38	Home Depot, Super Stop & Shop
113	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		269	891	$14.03	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
114	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		708	853	$13.87	AMC Theatres, Autozone, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture
115	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	262	$22.89	Harris Teeter, Marshalls, PetSmart
116	The Shops at The Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$12.61	Stein Mart, The Fresh Market
117	Birkdale Village	Charlotte-Concord-Gastonia, NC-SC	Huntersville	NC	15%	TIAA	300	388	$29.29	Barnes & Noble, Dick's Sporting Goods, Regal Cinemas (U)
118	Winslow Bay Commons	Charlotte-Concord-Gastonia, NC-SC	Mooresville	NC	15%	TIAA	268	442	$15.12	Dick's Sporting Goods, HomeGoods, Michaels, Ross Dress for Less, T.J. Maxx, Target (U)
119	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$12.99	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
120	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$13.77	Lowes Foods
121	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	146	146	$21.32	Harris Teeter
122	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$12.06	Lowes Foods
123	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$17.76	—
124	Alexander Place	Raleigh, NC	Raleigh	NC	15%	TIAA	198	408	$16.60	Kohl's, O2 Fitness, Walmart (U)
125	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	254	428	$16.55	Cost Plus World Market, Marshalls, Old Navy, Ross Dress for Less, Target (U)
126	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$11.05	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
127	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.13	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
128	Western Hills Square	Cincinnati, OH-KY-IN	Cincinnati	OH	5%	BREDDR III	34	258	$12.78	Kroger (U), PetSmart, Walmart (U)
129	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		161	433	$16.28	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
130	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		406	508	$11.19	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
131	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		158	158	$18.70	Fresh Thyme Farmers Market, HomeSense, Marc's
132	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$15.42	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Ross Dress for Less, Sierra Trading Post, Staples, T.J. Maxx, Value City Furniture
133	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	102	102	$12.29	Burlington, HomeGoods
134	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$13.01	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
135	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	730	$16.79	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
136	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$15.35	Ashley Furniture HomeStore, Michaels, Staples, Stein Mart, Whole Foods
137	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$16.64	Giant Eagle
138	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$11.18	Giant Eagle
139	Powell Center	Columbus, OH	Lewis Center	OH	5%	BREDDR III	202	233	$13.54	Giant Eagle, HomeGoods, Marshalls, Michaels
140	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$10.94	Bed Bath & Beyond, Kohl's, Old Navy, Planet Fitness
141	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		303	565	$20.26	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
142	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	5%	BREDDR IV	251	386	$15.52	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
143	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	5%	BREDDR IV	386	386	$10.06	Christmas Tree Shops, Home Depot, Jo-Ann, Staples

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
144	Overlook at King of Prussia	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	King Of Prussia	PA	15%	TIAA	193	193	$28.42	Best Buy, Off 5th, United Artists Theatre
145	Warwick Center	Providence-Warwick, RI-MA	Warwick	RI	15%	TIAA	153	153	$14.92	Barnes & Noble, DSW
146	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.52	Food Lion, Jo-Ann, Kohl's, Marshalls
147	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	335	$13.80	Marshalls/HomeGoods, Michaels, Office Depot, T.J. Maxx, Walmart (U)
148	Columbiana Station	Columbia, SC	Columbia	SC	15%	TIAA	375	436	$16.39	buybuy BABY, Columbia Grand Theatre (U), Dick's Sporting Goods, Michaels, PetSmart
149	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	5%	BREDDR III	167	174	$9.85	Dick's Sporting Goods, Kohl's, Staples
150	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.62	REI, Whole Foods
151	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$13.55	Kroger
152	Pavilion of Turkey Creek	Knoxville, TN	Knoxville	TN	15%	TIAA	282	663	$15.13	DSW, Hobby Lobby, OfficeMax, Old Navy, Ross Dress for Less, Target (U), Walmart (U)
153	Town & Country Commons	Knoxville, TN	Knoxville	TN	15%	TIAA	655	655	$11.13	Bargain Hunt, Best Buy, Conn's, Dick's Sporting Goods, Jo-Ann, Knoxville 16, Lowe's, Staples, Tuesday Morning
154	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$7.11	—
155	Crossroads Square	Morristown, TN	Morristown	TN	20%	SAU	70	95	$6.68	Bargain Hunt, OfficeMax (U)
156	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$15.99	Best Buy, Ross Dress for Less, Royal Furniture
157	Bellevue Place	Nashville-Davidson-Murfreesboro-Franklin, TN	Nashville	TN	15%	TIAA	77	192	$13.23	Bed Bath & Beyond, Home Depot (U), Planet Fitness
158	Eastchase Market	Dallas-Fort Worth-Arlington, TX	Fort Worth	TX	5%	BREDDR III	262	420	$12.84	Aldi (U), AMC Theatres, Marshalls, Ross Dress for Less, Spec's Wine, Spirits, & Finer Foods, Target (U)
159	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$17.83	DSW, LA Fitness, Petco, T.J. Maxx/HomeGoods, Walmart (U)
160	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		500	851	$13.16	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods (U), T.J. Maxx, Target (U), Urban Air Trampoline & Adventure Park
161	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.49	Ross Dress for Less, Target (U)
162	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		448	623	$21.76	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
163	Creeks at Virginia Centre	Richmond, VA	Glen Allen	VA	15%	TIAA	266	266	$15.79	Barnes & Noble, Bed Bath & Beyond, Dick's Sporting Goods, Michaels, Ross Dress for Less
164	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$16.57	Michaels, Stein Mart, The Fresh Market
165	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.69	American Family Fitness (U), Barnes & Noble, Regal Cinemas, Skate Nation (U)
166	White Oak Village	Richmond, VA	Richmond	VA	5%	BREDDR III	432	956	$15.98	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Target (U)
167	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$3.99	Kroger
168	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.47	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
169	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$22.89	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
170	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$11.81	Books-A-Million, HomeGoods, Kohl's, Martin's
171	Orchards Market Center	Portland-Vancouver-Hillsboro, OR-WA	Vancouver	WA	100%		178	209	$16.97	Big 5 Sporting Goods (U), Jo-Ann, LA Fitness, Office Depot, Sportsman's Warehouse
			Total				43,317	58,649
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
BREDDR III - BRE DDR Retail Holdings III
BREDDR IV - BRE DDR Retail Holdings IV
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
SAU - DDR-SAU Retail Fund
TIAA - DDRTC Core Retail Fund

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 40 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

In December 2018, the National Association of Real Estate Investment Trusts (“NAREIT”) issued NAREIT Funds From Operations White Paper - 2018 Restatement (“2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but to clarify existing guidance and to consolidate into a single document, alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002.  The 2018 FFO White Paper was effective starting with first quarter 2019 reporting.  The changes to the Company’s calculation of FFO resulting from the adoption of the 2018 FFO White Paper relate to the exclusion of gains or losses on the sale of land as well as related impairments, gains or losses from changes in control and the reserve adjustment of preferred equity interests.  The Company adopted changes in its calculation in 2019 on a retrospective basis.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include gains/losses on the early extinguishment of debt, hurricane-related activity, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.   The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.   For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.   They provide recognized measures of performance other than GAAP net income, which may include

SITE Centers Corp.

Non-GAAP Measures

non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, mark-to-market adjustments of equity awards, hurricane-related activity, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income in excess of lost rent, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

The Company believes that SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Press Release and this section.  Reconciliations of 2019 SSNOI projected growth targets to the most directly comparable GAAP financial measure are not provided because the Company is unable to provide such reconciliations without reasonable effort.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

The Company also calculates EBITDAre as net income attributable to SITE before interest, income taxes, depreciation and amortization, gains and losses from disposition of real estate property and related investments, impairment charges on real estate property and related investments including reserve adjustments of preferred equity interests and gain and losses from changes in control.  Such amount is also calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  A reconciliation of Adjusted EBITDA and net effective debt used in the consolidated and prorata Debt/Adjusted EBITDA ratios to their most directly comparable GAAP measures of net income (loss) and debt has been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Shopping Center Summary
Operating Centers – 100%	171	173	177	182	193
Wholly Owned - SITE	68	69	70	78	78
JV Portfolio	103	104	107	104	115

Owned and Ground Lease GLA – 100%	43,317	43,876	44,317	45,241	46,677
Wholly Owned - SITE	19,646	19,726	19,616	22,867	22,884
JV Portfolio – 100%	23,671	24,150	24,701	22,374	23,793
Unowned GLA – 100%	15,332	15,742	16,311	16,578	17,973

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$16.50	$16.41	$16.38	$16.23	$16.14
Base Rent PSF < 10K	$25.98	$25.79	$25.68	$25.54	$25.46
Base Rent PSF > 10K	$13.77	$13.71	$13.70	$13.56	$13.49
Commenced Rate	90.4%	90.0%	90.7%	90.9%	91.2%
Leased Rate	93.5%	92.9%	93.1%	92.8%	93.1%
Leased Rate < 10K SF	87.6%	87.9%	88.1%	88.2%	87.8%
Leased Rate > 10K SF	95.3%	94.4%	94.7%	94.2%	94.8%

Joint Venture (100%)
Base Rent PSF	$14.91	$14.83	$14.84	$14.63	$14.63
Leased Rate	93.1%	92.8%	93.6%	93.0%	93.1%
Leased Rate < 10K SF	86.3%	86.4%	87.0%	85.8%	85.0%
Leased Rate > 10K SF	95.4%	94.8%	95.7%	95.4%	95.8%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q19	15	111,701	$20.02	$18.88	6.0%	8.1	25	187,007	$19.07	8.6
1Q19	13	71,346	$23.70	$18.53	27.9%	9.4	33	218,938	$19.93	9.9
4Q18	5	35,104	$19.28	$16.40	17.6%	9.2	23	242,664	$19.35	9.6
3Q18	12	34,286	$29.33	$24.01	22.2%	8.0	29	240,807	$25.55	14.0
	45	252,437	$22.22	$19.13	16.2%	8.6	110	889,416	$21.11	10.9

Renewals
2Q19	39	558,842	$17.84	$16.96	5.2%	5.1	39	558,842	$17.84	5.1
1Q19	46	342,775	$17.70	$16.23	9.1%	5.4	46	342,775	$17.70	5.4
4Q18	27	297,740	$16.59	$15.67	5.9%	5.1	27	297,740	$16.59	5.1
3Q18	77	937,997	$17.31	$15.92	8.7%	6.1	77	937,997	$17.31	6.1
	189	2,137,354	$17.41	$16.21	7.4%	5.6	189	2,137,354	$17.41	5.6

New + Renewals
2Q19	54	670,543	$18.20	$17.28	5.3%	5.7	64	745,849	$18.15	6.0
1Q19	59	414,121	$18.74	$16.62	12.8%	6.3	79	561,713	$18.57	7.3
4Q18	32	332,844	$16.87	$15.75	7.1%	5.6	50	540,404	$17.83	7.3
3Q18	89	972,283	$17.74	$16.21	9.4%	6.3	106	1,178,804	$19.00	8.3
	234	2,389,791	$17.92	$16.52	8.5%	6.0	299	3,026,770	$18.50	7.4

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
2Q19	160,737	$19.90	$2.26	$5.80	$0.84	$8.90	$11.00	8.4
1Q19	163,342	$21.38	$3.46	$1.76	$0.62	$5.84	$15.54	9.9
4Q18	85,285	$25.85	$4.20	$4.55	$0.69	$9.44	$16.41	8.9
3Q18	111,786	$22.24	$4.08	$2.04	$0.53	$6.65	$15.59	8.5
	521,150	$21.84	$3.36	$3.44	$0.68	$7.48	$14.36	8.9

Renewals
2Q19	558,842	$17.94	$0.01	$0.00	$0.00	$0.01	$17.93	5.1
1Q19	342,775	$17.97	$0.16	$0.00	$0.00	$0.16	$17.81	5.4
4Q18	297,740	$16.92	$0.05	$0.00	$0.00	$0.05	$16.87	5.1
3Q18	937,997	$17.67	$0.80	$0.00	$0.00	$0.80	$16.87	6.1
	2,137,354	$17.68	$0.42	$0.00	$0.00	$0.42	$17.26	5.6

New + Renewals
2Q19	719,579	$18.38	$0.72	$1.85	$0.27	$2.84	$15.54	5.9
1Q19	506,117	$19.07	$1.66	$0.80	$0.28	$2.74	$16.33	7.0
4Q18	383,025	$18.91	$1.36	$1.44	$0.22	$3.02	$15.89	6.3
3Q18	1,049,783	$18.15	$1.26	$0.29	$0.07	$1.62	$16.53	6.4
	2,658,504	$18.50	$1.22	$0.95	$0.19	$2.36	$16.14	6.4

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
2Q19	18	72,840	$18.52	$15.24	21.5%	8.3	35	178,445	$15.95	8.6
1Q19	13	165,145	$10.87	$10.11	7.5%	8.9	20	189,088	$11.86	8.4
4Q18	17	172,265	$16.60	$12.99	27.8%	10.0	34	273,978	$15.10	9.1
3Q18	16	54,851	$20.77	$19.75	5.2%	6.7	34	150,371	$17.00	7.7
	64	465,101	$15.36	$13.12	17.1%	8.9	123	791,882	$14.88	8.5

Renewals
2Q19	56	579,385	$13.30	$12.62	5.4%	5.3	56	579,385	$13.30	5.3
1Q19	69	638,349	$14.80	$14.74	0.4%	5.7	69	638,349	$14.80	5.7
4Q18	59	524,670	$14.62	$14.37	1.7%	4.8	59	524,670	$14.62	4.8
3Q18	87	935,780	$14.44	$14.11	2.3%	5.4	87	935,780	$14.44	5.4
	271	2,678,184	$14.31	$13.99	2.3%	5.3	271	2,678,184	$14.31	5.3

New + Renewals
2Q19	74	652,225	$13.88	$12.91	7.5%	5.8	91	757,830	$13.93	6.2
1Q19	82	803,494	$13.99	$13.79	1.5%	6.2	89	827,437	$14.13	6.2
4Q18	76	696,935	$15.11	$14.03	7.7%	6.2	93	798,648	$14.78	6.3
3Q18	103	990,631	$14.79	$14.42	2.6%	5.5	121	1,086,151	$14.80	5.7
	335	3,143,285	$14.47	$13.86	4.4%	5.9	394	3,470,066	$14.44	6.1

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
2Q19	178,445	$16.79	$2.68	$0.58	$0.54	$3.80	$12.99	8.6
1Q19	189,088	$12.32	$1.31	$4.29	$0.48	$6.08	$6.24	8.4
4Q18	273,978	$15.87	$2.39	$2.85	$0.52	$5.76	$10.11	9.1
3Q18	150,371	$18.28	$2.55	$3.24	$0.56	$6.35	$11.93	7.7
	791,882	$15.69	$2.25	$2.75	$0.53	$5.53	$10.16	8.5

Renewals
2Q19	579,385	$13.47	$0.18	$0.00	$0.02	$0.20	$13.27	5.3
1Q19	638,349	$15.02	$1.11	$0.00	$0.05	$1.16	$13.86	5.7
4Q18	524,670	$14.73	$0.00	$0.01	$0.00	$0.01	$14.72	4.8
3Q18	935,780	$14.57	$0.41	$0.02	$0.01	$0.44	$14.13	5.4
	2,678,184	$14.47	$0.46	$0.01	$0.02	$0.49	$13.98	5.3

New + Renewals
2Q19	757,830	$14.25	$1.01	$0.20	$0.19	$1.40	$12.85	6.2
1Q19	827,437	$14.40	$1.18	$1.31	$0.18	$2.67	$11.73	6.2
4Q18	798,648	$15.12	$1.20	$1.43	$0.26	$2.89	$12.23	6.3
3Q18	1,086,151	$15.08	$0.80	$0.62	$0.12	$1.54	$13.54	5.7
	3,470,066	$14.75	$1.03	$0.88	$0.18	$2.09	$12.66	6.1

SITE Centers Corp.

Lease Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	17	48	$1,234	$25.71	1.3%	17	48	$1,234	$25.71	0.4%
2019	6	338	3,294	$9.75	1.7%	51	114	3,525	$30.92	3.8%	57	452	6,819	$15.09	2.4%
2020	32	804	13,444	$16.72	7.0%	152	453	11,818	$26.09	12.8%	184	1,257	25,262	$20.10	8.9%
2021	54	1,483	22,379	$15.09	11.7%	163	468	12,566	$26.85	13.6%	217	1,951	34,945	$17.91	12.3%
2022	68	2,030	31,186	$15.36	16.3%	177	513	14,528	$28.32	15.7%	245	2,543	45,714	$17.98	16.1%
2023	73	2,146	30,517	$14.22	16.0%	167	529	15,217	$28.77	16.4%	240	2,675	45,734	$17.10	16.1%
2024	67	1,897	27,489	$14.49	14.4%	127	364	10,483	$28.80	11.3%	194	2,261	37,972	$16.79	13.4%
2025	37	1,018	17,281	$16.98	9.1%	49	153	4,579	$29.93	4.9%	86	1,171	21,860	$18.67	7.7%
2026	23	557	8,725	$15.66	4.6%	56	209	6,436	$30.79	6.9%	79	766	15,161	$19.79	5.3%
2027	19	561	11,051	$19.70	5.8%	42	146	4,126	$28.26	4.5%	61	707	15,177	$21.47	5.4%
2028	17	519	8,013	$15.44	4.2%	42	156	4,567	$29.28	4.9%	59	675	12,580	$18.64	4.4%
Thereafter	25	866	17,477	$20.18	9.2%	35	124	3,533	$28.49	3.8%	60	990	21,010	$21.22	7.4%
Total	421	12,219	$190,856	$15.62	100.0%	1,078	3,277	$92,612	$28.26	100.0%	1,499	15,496	$283,468	$18.29	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	14	43	$1,089	$25.33	1.2%	14	43	$1,089	$25.33	0.4%
2019	3	70	841	$12.01	0.4%	38	87	2,471	$28.40	2.7%	41	157	3,312	$21.10	1.2%
2020	9	181	3,110	$17.18	1.6%	86	241	6,458	$26.80	7.0%	95	422	9,568	$22.67	3.4%
2021	10	207	3,977	$19.21	2.1%	96	232	6,482	$27.94	7.0%	106	439	10,459	$23.82	3.7%
2022	12	263	4,555	$17.32	2.4%	86	221	6,149	$27.82	6.6%	98	484	10,704	$22.12	3.8%
2023	3	58	1,759	$30.33	0.9%	84	236	6,550	$27.75	7.1%	87	294	8,309	$28.26	2.9%
2024	10	196	3,203	$16.34	1.7%	79	175	5,663	$32.36	6.1%	89	371	8,866	$23.90	3.1%
2025	7	144	2,193	$15.23	1.1%	65	182	5,218	$28.67	5.6%	72	326	7,411	$22.73	2.6%
2026	9	177	3,954	$22.34	2.1%	61	185	5,573	$30.12	6.0%	70	362	9,527	$26.32	3.4%
2027	12	258	5,146	$19.95	2.7%	69	195	6,121	$31.39	6.6%	81	453	11,267	$24.87	4.0%
2028	22	454	6,225	$13.71	3.3%	72	220	6,625	$30.11	7.2%	94	674	12,850	$19.07	4.5%
Thereafter	324	10,211	155,893	$15.27	81.7%	328	1,260	34,213	$27.15	36.9%	652	11,471	190,106	$16.57	67.1%
Total	421	12,219	$190,856	$15.62	100.0%	1,078	3,277	$92,612	$28.26	100.0%	1,499	15,496	$283,468	$18.29	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Lease Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	34	86	$2,005	$23.31	1.8%	34	86	$2,005	$23.31	0.7%
2019	10	477	6,806	$14.27	3.8%	73	193	4,119	$21.34	3.8%	83	670	10,925	$16.31	3.8%
2020	57	1,729	18,640	$10.78	10.3%	250	604	14,077	$23.31	12.9%	307	2,333	32,717	$14.02	11.2%
2021	83	2,695	32,082	$11.90	17.7%	281	706	17,863	$25.30	16.3%	364	3,401	49,945	$14.69	17.2%
2022	77	2,484	28,764	$11.58	15.9%	258	758	17,674	$23.32	16.2%	335	3,242	46,438	$14.32	16.0%
2023	76	2,003	24,111	$12.04	13.3%	254	739	17,733	$24.00	16.2%	330	2,742	41,844	$15.26	14.4%
2024	74	2,305	26,534	$11.51	14.6%	202	649	15,214	$23.44	13.9%	276	2,954	41,748	$14.13	14.4%
2025	28	883	11,951	$13.53	6.6%	64	209	4,917	$23.53	4.5%	92	1,092	16,868	$15.45	5.8%
2026	23	536	6,032	$11.25	3.3%	43	150	3,685	$24.57	3.4%	66	686	9,717	$14.16	3.3%
2027	17	477	7,318	$15.34	4.0%	46	152	4,191	$27.57	3.8%	63	629	11,509	$18.30	4.0%
2028	23	697	8,407	$12.06	4.6%	57	177	5,077	$28.68	4.6%	80	874	13,484	$15.43	4.6%
Thereafter	23	868	10,763	$12.40	5.9%	35	124	2,881	$23.23	2.6%	58	992	13,644	$13.75	4.7%
Total	491	15,154	$181,408	$11.97	100.0%	1,597	4,547	$109,436	$24.07	100.0%	2,088	19,701	$290,844	$14.76	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	0	$0.00	0.0%	29	70	$1,677	$23.96	1.5%	29	70	$1,677	$23.96	0.6%
2019	3	126	1,100	$8.73	0.6%	53	134	2,921	$21.80	2.7%	56	260	4,021	$15.47	1.4%
2020	16	351	3,383	$9.64	1.9%	156	334	7,880	$23.59	7.2%	172	685	11,263	$16.44	3.9%
2021	9	169	2,266	$13.41	1.2%	185	407	10,519	$25.85	9.6%	194	576	12,785	$22.20	4.4%
2022	14	402	5,040	$12.54	2.8%	146	372	8,887	$23.89	8.1%	160	774	13,927	$17.99	4.8%
2023	12	250	3,554	$14.22	2.0%	171	428	10,465	$24.45	9.6%	183	678	14,019	$20.68	4.8%
2024	11	209	2,671	$12.78	1.5%	129	351	8,449	$24.07	7.7%	140	560	11,120	$19.86	3.8%
2025	15	268	4,026	$15.02	2.2%	84	220	4,820	$21.91	4.4%	99	488	8,846	$18.13	3.0%
2026	13	255	3,544	$13.90	2.0%	73	189	4,452	$23.56	4.1%	86	444	7,996	$18.01	2.7%
2027	13	284	3,046	$10.73	1.7%	97	273	7,143	$26.16	6.5%	110	557	10,189	$18.29	3.5%
2028	17	399	5,017	$12.57	2.8%	93	279	6,979	$25.01	6.4%	110	678	11,996	$17.69	4.1%
Thereafter	368	12,441	147,761	$11.88	81.5%	381	1,490	35,244	$23.65	32.2%	749	13,931	183,005	$13.14	62.9%
Total	491	15,154	$181,408	$11.97	100.0%	1,597	4,547	$109,436	$24.07	100.0%	2,088	19,701	$290,844	$14.76	100.0%

Note: Excludes ground leases

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 Enterprise Pkwy, Beachwood, OH 44122   O: 216-755-5500   F: 216-755-1500 sitecenters.com • NYSE: SITC